DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q2 2021 – Earnings Conference Call Supplemental Material July 22, 2021 – based on financial results as of June 30, 2021 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// Forward Looking Statements 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q2-21 Conference Call 3 Operating environment showing early signs of improvement Execution of strategic initiatives on pace Resilient cash flow generation Disciplined investments and shareholder returns

DELIVERING GOODS for THE GOOD of ALL /// Q2-21 Financial Results Summary – Year over Year 4 Q2-21 Revenue $372M Q2-21 Cash Flow, Continuing Ops $265M Q2-21 EPS, Adjusted* $0.15 Q2-21 Free Cash Flow* $269M * See appendix for reconciliation of non-GAAP measures -27% +72% $+279M$+0.13

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 5 Rail Traffic is Continuing to Improve (1) Railcars are Coming out of Storage (2) Fleet Utilization is Holding while Rates are Firming Rail Products Orders Significantly Improve Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 80% 85% 90% 95% 100% (20)% (15)% (10)% (5)% —% Orders Deliveries Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 0 1,000 2,000 3,000 4,000 5,000 See appendix for footnotes 2019 2020 2021 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 550,000 600,000 650,000 700,000 750,000 Storage Rate Five-Year Average Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 6 Rail Products Segment Revenue Drivers ◦ Revenue declined YoY on 41% fewer railcar deliveries in addition to changes in the mix of railcar products and services sold Rail Products Margin Performance Drivers ◦ Margin slightly down YoY due to lower deliveries and shifts in mix, offset by operational efficiencies ◦ Margin turned positive in the quarter due to cost savings initiatives Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin Leasing Segment Revenue Drivers ◦ New fleet additions slightly offset lower lease rates on renewals and assignments ◦ FLRD is expected to be less of a headwind in 2021 Leasing Margin Performance Drivers ◦ Lower lease rates and higher fleet management operating costs See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 $— $150 $300 $450 (4)% (2)% —% 2% 4%

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 7 Net Debt increase of $271M LTV(1) increase to 62.5% Balance Sheet Optimization TrinsightTM New digital service platform early stage, but ahead of plan New covered hopper product Redesigned intermodal products New Products & Services Initiatives Enhance value of outsourced fabrication activities Scale newly acquired rail cleaning technology into maintenance facilities Manufacturing Cost Improvement Divestiture of certain non-operational properties in Q2-21 Enterprise Cost Reductions Modest investment in rail fleet modifications $72M lease portfolio sales in Q2-21 Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q2-21* LT Goal 9.6% 3.8% Mid-Teen Pre-Tax ROE Goal

DELIVERING GOODS for THE GOOD of ALL /// Strong Performance Trends and Key Highlights 8 Q2 2021 Financial Summary: Income Statement: • Total revenues of $372M reflect lower railcar deliveries, softer pricing on new and existing railcars, and the change in presentation of railcar sales from the lease fleet • Earnings from continuing operations of $0.12 ◦ Adjusted EPS of $0.15 • LTM earnings variability reflects fluctuations in portfolio sales, maintenance expense, and legal and other administrative costs incurred Cash Flow: • YTD cash flow from continuing operations of $335M • YTD investment of $252M in leasing capex • YTD investment of $17M in other capex • YTD free cash flow after dividends and investments of $359M* • YTD shareholder returns of $375M ◦ Total dividends of $47M paid in 2021 ◦ Total share repurchases of $328M in 2021 Management Focus on Maximizing Cash Flow Generation External Revenue Reflects Challenging Market Dynamics * See appendix for reconciliation of non-GAAP measures (i n m ill io n s) Leasing Rail Products All Other Adj EPS, Cont Ops (Diluted) * Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 $— $100 $200 $300 $400 $500 $600 $700 $— $0.06 $0.12 $0.18 (i n m ill io n s) Cash Flow from Cont Ops Free Cash Flow * LTM Qtr Avg CF from Cont Ops LTM Qtr Avg Free Cash Flow Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 $— $100 $200 $300 ~$165M LTM Q2-21 Avg ~$106M LTM Q2-21 Avg

Healthy Balance Sheet Strategically Positioned for Market Uncertainty and Opportunistic Deployment

LIQUIDITY

Cash & Equivalents
$91M

Revolver Availability
$361M

Warehouse Availability
$466M

Solid Liquidity of $918M[1]

DEBT STRUCTURE

Recourse Debt
$448M @ 4.6%[1]

Non-recourse Debt
$4.8B @ ~2.9%[1]

- Low-cost funds
- Flexible term structures
- No maturities until 2023
- YoY blended coupon decreased ~100 bps

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$1.1B

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 62.5% for the wholly-owned lease portfolio as of Q2-21[2]

Conservative Capitalization

TRINITY INDUSTRIES
See appendix for footnotes
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DELIVERING GOODS for THE GOOD of ALL /// Recap of Key Messages from Earnings Call 10 Operating environment showing early signs of improvement Execution of strategic initiatives on pace Resilient cash flow generation Disciplined investments and shareholder returns

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q2-21 Earnings Conference Call 11 Q&A

Reconciliation: Adjusted Operating Results

	Three Months Ended June 30, 2021 (in millions, except per share amounts)						
	GAAP	Pension plan settlement [1]	Restructuring activities [1]	Loss on extinguishment of debt – Controlling Interest [1][2]	Loss on extinguishment of debt – Noncontrolling Interest [3]	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ 67.4	$ —	$ (0.7)	$ —	$ —	$ —	$ 66.7
Income (loss) from continuing operations before income taxes	$ 3.9	$ 1.0	$ (0.7)	$ 4.6	$ 7.1	$ —	$ 15.9
Provision (benefit) for income taxes	$ (0.9)	$ 0.2	$ (0.2)	$ 1.0	$ —	$ 0.4	$ 0.5
Income (loss) from continuing operations	$ 4.8	$ 0.8	$ (0.5)	$ 3.6	$ 7.1	$ (0.4)	$ 15.4
Net income (loss) from continuing operations attributable to Trinity Industries, Inc.	$ 12.7	$ 0.8	$ (0.5)	$ 3.6	$ —	$ (0.4)	$ 16.2
Diluted weighted average shares outstanding	105.1						105.1
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.12						$ 0.15

(1) The effective tax rate for pension plan settlement, restructuring activities, and loss on extinguishment of debt is before consideration of the CARES Act.
(2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(3) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of pension plan settlement, restructuring activities, loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
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Reconciliation: Adjusted Operating Results

	Six Months Ended June 30, 2021 (in millions, except per share amounts)						
	GAAP	Pension plan settlement (1)	Restructuring activities (1)	Loss on extinguishment of debt – Controlling Interest (1)(2)	Loss on extinguishment of debt – Noncontrolling Interest (3)	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ 127.6	$ —	$ (1.0)	$ —	$ —	$ —	$ 126.6
Income (loss) from continuing operations before income taxes	$ 11.6	$ 2.2	$ (1.0)	$ 4.6	$ 7.1	$ —	$ 24.5
Provision (benefit) for income taxes	$ 5.1	$ 0.5	$ (0.3)	$ 1.0	$ —	$ (3.4)	$ 2.9
Income (loss) from continuing operations	$ 6.5	$ 1.7	$ (0.7)	$ 3.6	$ 7.1	$ 3.4	$ 21.6
Net income (loss) from continuing operations attributable to Trinity Industries, Inc.	$ 16.0	$ 1.7	$ (0.7)	$ 3.6	$ —	$ 3.4	$ 24.0
Diluted weighted average shares outstanding	108.9						108.9
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.15						$ 0.22

(1) The effective tax rate for pension plan settlement, restructuring activities, and the loss on extinguishment of debt is before consideration of the CARES Act.
(2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(3) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of pension plan settlement, restructuring activities, loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
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Reconciliation: *Walking FCF Beyond Lease Investment*

	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21
			(in millions)		
Net cash provided by operating activities - continuing operations	$ 154.0	$ 129.0	$ 195.0	$ 70.1	$ 265.0
Proceeds from lease portfolio sales *	63.7	6.5	—	17.3	71.5
Adjusted Net Cash Provided by Operating Activities	217.7	135.5	195.0	87.4	336.5
Capital expenditures – manufacturing and other	(27.5)	(29.2)	(31.6)	(8.5)	(8.9)
Dividends paid to common shareholders	(23.7)	(21.4)	(23.9)	(23.2)	(24.2)
Free Cash Flow (before Capital expenditures – leasing)	166.5	84.9	139.5	55.7	303.4
Equity CapEx for new leased railcars (*from table below*)	(177.2)	(83.1)	(75.2)	34.5	(34.7)
Total Free Cash Flow After Investments and Dividends	**$ (10.7)**	**$ 1.8**	**$ 64.3**	**$ 90.2**	**$ 268.7**

	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21
Capital expenditures – leasing *	$ 130.3	$ 189.3	$ 153.4	$ 107.9	$ 143.8
Less:					
Payments to retire debt	(146.9)	(177.2)	(647.4)	(185.3)	(1,739.9)
Proceeds from issuance of debt	100.0	283.4	725.6	327.7	1,849.0
Net proceeds from (repayments of) debt	(46.9)	106.2	78.2	142.4	109.1
Equity CapEx for new leased railcars	$ 177.2	$ 83.1	$ 75.2	$ (34.5)	$ 34.7

Total Free Cash Flow After Investments and Dividends ("Free Cash Flow") is a non-GAAP financial measure. The change in presentation of sales of railcars from the lease fleet, which was effected on a prospective basis beginning in the fourth quarter of 2020, had no effect on our previously reported Free Cash Flow.

Beginning in the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt.

* For periods prior to the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds from (repayments of) debt.

We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES

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DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 15 (1) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (3) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (4) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include restructuring activities, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM June 30, 2021 December 31, 2020 December 31, 2019 ($ in millions) Numerator: Income (loss) from continuing operations $ (94.3) $ (226.1) $ 139.2 Provision (benefit) for income taxes (43.9) (268.4) 61.5 Income (loss) from continuing operations before income taxes (138.2) (494.5) 200.7 Net loss attributable to noncontrolling interest 8.5 78.9 1.5 Adjustments: Restructuring activities, net 4.2 11.0 14.7 Impairment of long-lived assets – controlling interest (1) 27.0 315.1 — Loss on extinguishment of debt – controlling interest (2) 4.6 5.0 — Pension plan settlement 153.7 151.5 — Adjusted Profit Before Tax $ 59.8 $ 67.0 $ 216.9 Denominator: Total stockholders' equity $ 1,657.9 $ 2,016.0 $ 2,378.9 Noncontrolling interest (268.0) (277.2) (348.8) Accumulated other comprehensive loss 24.6 30.9 153.1 Adjusted Stockholders' Equity $ 1,414.5 $ 1,769.7 $ 2,183.2 Average total stockholders' equity $ 1,837.0 $ 2,197.5 $ 2,470.5 Return on Equity (3) (5.1) % (10.3) % 5.6 % Average Adjusted Stockholders' Equity $ 1,592.1 $ 1,976.5 $ 2,255.4 Pre-Tax Return on Equity (4) 3.8% 3.4% 9.6%

DELIVERING GOODS for THE GOOD of ALL /// Footnotes and Reconciliations 16 Slide 5 - Rail Market Update and Commercial Overview (1) Association of American Railroads (AAR) Weekly Railcar Loadings (2) AAR Rail Time Indicators – July 1, 2021 (3) Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months. Slide 6 - Trinity Business Segment Performance Trends (1) Leasing Operations Profit Margin calculated using only revenues and profit from Leasing Operations including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. Slide 7 - Executing on Strategic Initiatives to Improve Pre-Tax ROE (1) Includes corporate revolving credit facility as part of the short-term financing structure Slide 8 - Strong Performance Trends and Key Highlights Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share): ◦ Reported Q2-20 GAAP EPS was $(1.76); Adjusted EPS excludes $1.86 related to the non-cash impairment of long-lived assets, and an additional income tax benefit of $0.10 related to the effects of tax loss carryback provisions under recent tax legislation. ◦ Reported Q3-20 GAAP EPS was $0.21; Adjusted EPS excludes $0.03 related to restructuring activities, and $0.07 in additional income tax benefit related to the effects of tax loss carryback provisions under recent tax legislation. ◦ Reported Q4-20 GAAP EPS was $(1.13); Adjusted EPS excludes $1.03 related to the pension plan settlement, $0.18 related to the non-cash impairment of long-lived assets, and an additional income tax benefit of $0.05 related to carryback claims as permitted under recent tax legislation. ◦ Reported Q1-21 GAAP EPS was $0.03; Adjusted EPS excludes an income tax expense adjustment of $0.03 related to prior year carryback claims as permitted under recent tax legislation and $0.01 related to the pension plan settlement. ◦ Reported Q2-21 GAAP EPS was $0.12; Adjusted EPS excludes $0.03 related to the loss on extinguishment of high coupon debt. Slide 9 - Healthy Balance Sheet Strategically Positioned for Market Uncertainty and Opportunistic Deployment (1) Balances and blended average interest rate as of June 30, 2021 (2) Includes corporate revolving credit facility as part of the short-term financing structure